UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2488

Dreyfus Premier Equity Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
Growth and Income Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Premier
Growth and Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Growth and Income Fund covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas D. Ramos, CFA.

The stock market rally that began before the reporting period continued to gain momentum through the fourth quarter of 2003 as a stronger U.S. economy, improving corporate spending and investment, and a weakening U.S. dollar relative to most major foreign currencies helped boost corporate profits. However, the rally appeared to stall toward the end of the first quarter of 2004, primarily because some investors evidently became concerned that many stocks may have gained too much value too quickly.

While we believe that the prospects for stocks remain generally positive over the long run, investors should be prepared to weather day-to-day volatility and periodic market corrections as they pursue their long-term goals. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the six-month period ended March 31, 2004, the fund produced total returns of 12.42% for Class A shares, 11.98% for Class B shares, 12.00% for Class C shares, 12.08% for Class R shares and 12.12% for Class T shares.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 14.07% for the same period.2

The fund’s performance during the reporting period was driven primarily by continued growth in the U.S. and global economies, which translated into rising corporate earnings. Investors reacted favorably to these developments, driving stock prices higher within most market sectors. While the fund participated in the market’s rally to a significant degree, the larger-cap, higher-quality stocks on which we focus delivered slightly weaker performance on average than their smaller-cap, more speculative counterparts. As a result, the fund delivered slightly weaker performance than its benchmark.

What is the fund’s investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.To pursue these goals, it invests in stocks of domestic and foreign issuers. The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase.The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). The portfolio manager uses fundamental analysis to create a broadly diver-

DISCUSSION OF FUND PERFORMANCE (continued)

sified portfolio with a value tilt, generally exhibiting a weighted average price-to-earnings (“P/E”) ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index. Income is primarily generated from dividend-paying stocks in which the fund may invest.The manager selects stocks based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings or cash flow; and
  Financial Profile, which measures the financial health of the company.

What other factors influenced the fund’s performance?

During the reporting period, the fund derived positive returns from every industry group in which it invested. Energy stocks generated particularly robust gains in response to greater global demand for energy resources and rising prices for oil and natural gas. The fund outperformed its benchmark in the energy sector, primarily due to our emphasis on well-positioned, well-managed independent exploration and production companies such as XTO Energy. Returns in the energy area also rose on the strength of investments in oil industry service companies, such as Schlumberger, that benefited from increasing drilling activity.

Consumer and financial stocks also contributed significantly to the fund’s returns during the reporting period.The fund outperformed its benchmark in the consumer staples area by avoiding some of the reporting period’s weaker stocks, such as Wal-Mart, which failed to meet our value-oriented investment criteria. Instead, the fund emphasized other retailers that we judged to be more attractively priced such as discount chain owner TJX Cos., as well as consumer products manufacturers such as food and tobacco giant Altria Group. Among consumer discretionary stocks, top performers included Lamar Advertising Company, McDonald’s Corp. and Carnival Cruise Lines.

Finally, in the financials area, the fund produced relatively strong returns from its investments in mortgage brokers, such as Countrywide Financial; consumer credit companies, such as Capital One; and brokerage firms, such as Goldman Sachs.

On the other hand, a handful of disappointing performers in various industry groups hurt the fund’s relative performance. Most notably, European regional airline Ryanair declined sharply when the company encountered operational issues that threatened to slow its growth rate. Earnings disappointments undermined some of the fund’s health care holdings, such as Biovail Corporation that we sold during the reporting period and Wyeth, which we reduced in weighting. Similarly, shares in semiconductor equipment maker Novellus Systems declined when earnings failed to meet expectations.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to emphasize higher-quality, value-oriented stocks that we believe are well positioned to benefit from the current phase of the economic expansion. In particular, we have found a relatively large number of attractive opportunities in some of the more economically sensitive market sectors, including the technology, industrials and materials and processing areas. Conversely, we have identified relatively few investments in the traditionally defensive consumer staples and health care sectors. The fund also holds an underweighted position in the interest-sensitive financials sector, where we believe earnings may be vulnerable should interest rates rise.

April 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)

Common Stocks—97.5%	Shares	Value ($)

Consumer Discretionary—10.2%
Carnival	6,000	269,460
Clear Channel Communications	5,640	238,854
Comcast, Cl. A	9,402 [a]	270,213
Disney (Walt)	9,000	224,910
Hilton Hotels	10,000	162,500
Home Depot	14,000	523,040
Lamar Advertising	6,600 [a]	265,452
Liberty Media	23,000 [a]	251,850
McDonald’s	18,000	514,260
PetsMart	6,000	163,560
Staples	4,600	116,794
TJX Cos.	10,500	257,880
Target	6,000	270,240
Time Warner	20,250 [a]	341,415
Toyota Motor, ADR	4,000	298,000
Univision Communications, Cl. A	4,000	132,040
Viacom, Cl. B	12,170	477,186
		4,777,654
Consumer Staples—8.8%
Altria Group	15,000	816,750
Coca-Cola	12,000	603,600
PepsiCo	12,000	646,200
Procter & Gamble	8,300	870,504
Wal-Mart Stores	20,000	1,193,800
		4,130,854
Energy—5.5%
Anadarko Petroleum	5,000	259,300
ChevronTexaco	4,000	351,120
Exxon Mobil	31,900	1,326,721
Schlumberger	5,000	319,250
XTO Energy	12,875	324,965
		2,581,356

Common Stocks (continued)	Shares	Value ($)

Financial—19.8%
American Express	6,900	357,765
American International Group	15,150	1,080,953
Bank of America	7,100	574,958
Bank of New York	7,000	220,500
Bank One	6,000	327,120
CIT Group	7,000	266,350
Capital One Financial	4,000	301,720
Citigroup	26,166	1,352,782
Countrywide Financial	2,666	255,669
Federal Home Loan Mortgage	4,300	253,958
Federal National Mortgage Association	8,700	646,845
Fidelity National Financial	5,500	217,800
Fifth Third Bancorp	4,000	221,480
FleetBoston Financial	7,028	315,557
Goldman Sachs Group	4,100	427,835
J.P. Morgan Chase & Co.	8,200	343,990
MBNA	9,400	259,722
Merrill Lynch	6,000	357,360
Morgan Stanley	6,400	366,720
Travelers Property Casualty, Cl. A	14,346	246,034
U.S. Bancorp	11,000	304,150
Wells Fargo	10,800	612,036
		9,311,304
Health Care—10.9%
Abbott Laboratories	5,000	205,500
Amgen	4,000 [a]	232,680
Bard (C.R.)	2,000	195,280
Barr Pharmaceuticals	4,500 [a]	206,550
Becton, Dickinson & Co.	5,000	242,400
Boston Scientific	4,000 [a]	169,520
Community Health Systems	6,000 [a]	166,980
Genzyme	4,000 [a]	188,160

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Johnson & Johnson	8,900	451,408
Lilly (Eli) & Co.	5,400	361,260
Medtronic	5,000	238,750
Merck & Co.	7,300	322,587
Novartis, ADR	5,000	213,000
Pfizer	37,850	1,326,643
Teva Pharmaceutical Industries, ADR	4,000	253,640
Watson Pharmaceuticals	3,000 [a]	128,370
Wyeth	5,700	214,035
		5,116,763
Industrials—11.5%
Caterpillar	2,000	158,140
Danaher	3,000	280,110
Deere & Co.	5,000	346,550
Emerson Electric	4,000	239,680
General Electric	48,800	1,489,376
Honeywell International	7,000	236,950
Illinois Tool Works	3,000	237,690
Ingersoll-Rand, Cl. A	8,000	541,200
Lockheed Martin	4,000	182,560
PACCAR	3,000	168,720
Rockwell Collins	5,000	158,050
3M	4,000	327,480
Tyco International	9,000	257,850
United Parcel Service, Cl. B	4,000	279,360
United Technologies	3,000	258,900
Waste Management	9,000	271,620
		5,434,236
Information Technology—20.7%
Accenture	12,300 [a]	305,040
Altera	5,000 [a]	102,250
Applied Materials	14,000 [a]	299,320
Cisco Systems	33,000 [a]	776,160
Computer Associates International	7,000	188,020
Computer Sciences	6,500 [a]	262,145
Dell	16,800 [a]	564,816
EMC	25,000 [a]	340,250

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Hewlett-Packard	14,643	334,446
Intel	34,800	946,560
International Business Machines	9,900	909,216
Jabil Circuit	14,700 [a]	432,621
KLA-Tencor	4,200 [a]	211,470
Lexmark International	3,000 [a]	276,000
Microsoft	45,400	1,133,638
Motorola	17,000	299,200
National Semiconductor	4,000	177,720
Oracle	39,000 [a]	468,390
QUALCOMM	4,000	265,680
SAP, ADR	4,000	157,240
Siebel Systems	11,000 [a]	126,610
Taiwan Semiconductor Manufacturing, ADR	20,900 [a]	218,196
Teradyne	7,000	166,810
Texas Instruments	8,000	233,760
VeriSign	14,000 [a]	232,260
Xilinx	8,000 [a]	304,000
		9,731,818
Materials—4.4%
Air Products & Chemicals	5,000	250,600
Alcoa	7,000	242,830
du Pont (E.I.) de Nemours	5,000	211,100
International Paper	7,800	329,628
PPG Industries	4,000	233,200
Phelps Dodge	3,000 [a]	244,980
Praxair	8,000	296,960
Weyerhaeuser	4,000	262,000
		2,071,298
Telecommunication Services—2.8%
BellSouth	7,900	218,751
SBC Communications	10,000	245,400
Sprint (PCS Group)	21,000 [a]	193,200
Telefonos de Mexico, ADR	8,000	279,280
Verizon Communications	11,000	401,940
		1,338,571

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)			Shares		Value ($)

Utilities—2.9%
Exelon			4,000		275,480
FPL Group			4,000		267,400
MCI			5,000	[a,b]	104,000
Progress Energy			3,000		141,240
Southern			8,000		244,000
TXU			6,000		171,960
Wisconsin Energy			5,000		160,750
					1,364,830
Total Common Stocks
(cost $	39,296,215)				45,858,684

Other Investments—1.8%

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			284,334	[c]	284,334
Dreyfus Institutional Cash Advantage Plus Fund			284,333	[c]	284,333
Dreyfus Institutional Preferred Plus Money Market Fund			284,333	[c]	284,333
Total Other Investments
(cost $	853,000)				853,000

			Principal
Short-Term Investments—1.1%			Amount ($)		Value ($)

U.S. Treasury Bills:
.88%, 4/8/2004			100,000		99,982
.85%, 4/15/2004			200,000		199,928
.92%, 5/20/2004			65,000		64,920
.92%, 6/10/2004			150,000		149,738
Total Short-Term Investments
(cost $	514,568)				514,568

Total Investments (cost $		40,663,783)	100.4%		47,226,252
Liabilities, Less Cash and Receivables			(.4%)		(166,297)
Net Assets			100.0%		47,059,955
a Non-income producing.
b	Purchase on a forward commitment basis.
c	Investments in affiliated money market mutual funds.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)
				Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments:
Unaffiliated issuers			39,810,784		46,373,252
Affiliated issuers				853,000	853,000
Cash					129,632
Dividends receivable					51,982
Receivable for shares of Common Stock subscribed					673
Prepaid expenses					34,042
					47,442,581

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)					60,591
Payable for investment securities purchased					197,556
Payable for shares of Common Stock redeemed					77,560
Payable for dividend on securities sold short					900
Accrued expenses					46,019
					382,626

Net Assets ( $)					47,059,955

Composition of Net Assets ($):
Paid-in capital					48,531,404
Accumulated investment (loss)—net					(30,428)
Accumulated net realized gain (loss) on investments					(8,003,490)
Accumulated net unrealized appreciation
(depreciation) on investments					6,562,469

Net Assets ( $)					47,059,955

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	33,522,558	9,466,609	3,838,565	2,507	229,716
Shares Outstanding	1,981,137	592,457	239,171	146.854	14,107

Net Asset Value
Per Share ( $)	16.92	15.98	16.05	17.07	16.28

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $59 foreign taxes witheld at source):
Unaffiliated issuers	377,497
Affiliated issuers	5,008
Interest	1,440
Income on securities lending	139
Total Income	384,084
Expenses:
Management fee—Note 3(a)	174,614
Shareholder servicing costs—Note 3(c)	112,091
Distribution fees—Note 3(b)	50,275
Professional fees	27,336
Registration fees	27,084
Prospectus and shareholders’ reports	12,245
Custodian fees—Note 3(c)	4,233
Directors’ fees and expenses—Note 3(d)	2,783
Dividends on securities sold short	1,800
Loan commitment fees—Note 2	205
Interest expense—Note 2	35
Miscellaneous	1,811
Total Expenses	414,512
Investment (Loss)—net	(30,428)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	432,256
Short sale transactions	(76,891)
Net realized gain (loss) on financial futures	55,678
Net Realized Gain (Loss)	411,043
Net unrealized appreciation (depreciation) on investments	4,811,201
Net Realized and Unrealized Gain (Loss) on Investments	5,222,244
Net Increase in Net Assets Resulting from Operations	5,191,816

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment (loss)—net	(30,428)	(115,784)
Net realized gain (loss) on investments	411,043	(3,130,195)
Net unrealized appreciation
(depreciation) on investments	4,811,201	11,170,974
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,191,816	7,924,995

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,791,166	9,484,820
Class B shares	1,555,282	1,661,831
Class C shares	1,484,160	439,516
Class T shares	46,027	186,367
Cost of shares redeemed:
Class A shares	(3,287,408)	(5,879,664)
Class B shares	(2,840,759)	(12,288,270)
Class C shares	(646,298)	(742,551)
Class R shares	(40,157)	(440)
Class T shares	(28,127)	(22,777)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(966,114)	(7,161,168)
Total Increase (Decrease) in Net Assets	4,225,702	763,827

Net Assets ($)
Beginning of Period	42,834,253	42,070,426
End of Period	47,059,955	42,834,253

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Capital Share Transactions:
Class Aa
Shares sold	168,407	692,181
Shares redeemed	(200,143)	(426,145)
Net Increase (Decrease) in Shares Outstanding	(31,736)	266,036

Class Ba
Shares sold	100,212	123,996
Shares redeemed	(181,040)	(942,313)
Net Increase (Decrease) in Shares Outstanding	(80,828)	(818,317)

Class C
Shares sold	92,121	32,132
Shares redeemed	(41,331)	(55,388)
Net Increase (Decrease) in Shares Outstanding	50,790	(23,256)

Class R
Shares redeemed	(2,282)	(32)

Class T
Shares sold	2,876	13,633
Shares redeemed	(1,754)	(1,597)
Net Increase (Decrease) in Shares Outstanding	1,122	12,036

a During the period ended March 31, 2004, 107,172 Class B shares representing $1,683,117 were automatically converted to 101,441 Class A shares and during the period ended September 30, 2003, 561,893 Class B shares representing $7,324,734 were automatically converted to 535,878 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the

	Six Months Ended
	March 31, 2004		Year Ended September 30,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.05	12.44	16.34	21.59	21.04	17.39
Investment Operations:
Investment income
(loss)—net[a]	.01	.01	(.02)	(.01)	(.04)	.06
Net realized and unrealized
gain (loss) on investments	1.86	2.60	(3.49)	(4.05)	2.42	3.63
Total from
Investment Operations	1.87	2.61	(3.51)	(4.06)	2.38	3.69
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.00)[b]
Dividends from net realized
gain on investments	—	—	(.39)	(1.19)	(1.83)	(.04)
Total Distributions	—	—	(.39)	(1.19)	(1.83)	(.04)
Net asset value, end of period	16.92	15.05	12.44	16.34	21.59	21.04

Total Return (%)[c]	12.42[d]	20.98	(22.20)	(19.76)	11.58	21.22

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.77[d]	1.54	1.46	1.27	1.33	1.31
Ratio of interest expense,
loan committment fees and
dividends on securities sold
short to average net assets	.00[d,e]	.01	.00[d]	.01	—	—
Ratio of net investment income
(loss) to average net assets	.05[d]	.04	(.11)	(.07)	(.17)	.29
Portfolio Turnover Rate	25.93[d]	35.00	26.81	46.13	51.17	102.85

Net Assets, end of period
($ x 1,000)	33,523	30,298	21,738	21,735	29,520	31,482
a Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2004		Year Ended September 30,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	14.27	11.91	15.77	21.02	20.67	17.22
Investment Operations:
Investment (loss)—net[a]	(.06)	(.11)	(.15)	(.15)	(.20)	(.09)
Net realized and unrealized
gain (loss) on investments	1.77	2.47	(3.32)	(3.91)	2.38	3.58
Total from
Investment Operations	1.71	2.36	(3.47)	(4.06)	2.18	3.49
Distributions:
Dividends from net realized
gain on investments	—	—	(.39)	(1.19)	(1.83)	(.04)
Net asset value, end of period	15.98	14.27	11.91	15.77	21.02	20.67

Total Return (%)[b]	11.98[c]	19.82	(22.76)	(20.32)	10.77	20.26

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	1.19[c]	2.40	2.22	2.02	2.08	2.06
Ratio of interest expense,
loan committment fees and
dividends on securities sold
short to average net assets	.00[c,d]	.01	.00	.01	—	—
Ratio of net investment (loss)
to average net assets	(.37)[c]	(.84)	(.91)	(.81)	(.92)	(.45)
Portfolio Turnover Rate	25.93[c]	35.00	26.81	46.13	51.17	102.85

Net Assets, end of period
($ x 1,000)	9,467	9,611	17,763	37,839	52,617	56,833
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

	Six Months Ended
	March 31, 2004		Year Ended September 30,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	14.33	11.94	15.80	21.06	20.70	17.24
Investment Operations:
Investment (loss)—net[a]	(.05)	(.10)	(.14)	(.15)	(.19)	(.08)
Net realized and unrealized
gain (loss) on investments	1.77	2.49	(3.33)	(3.92)	2.38	3.58
Total from Investment Operations	1.72	2.39	(3.47)	(4.07)	2.19	3.50
Distributions:
Dividends from net realized
gain on investments	—	—	(.39)	(1.19)	(1.83)	(.04)
Net asset value, end of period	16.05	14.33	11.94	15.80	21.06	20.70

Total Return (%)[b]	12.00[c]	20.02	(22.76)	(20.32)	10.85	20.29

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	1.13[c]	2.29	2.19	1.98	2.04	2.04
Ratio of interest expense,
loan committment fees and
dividends on securities sold
short to average net assets	.00[c,d]	.01	.00[d]	.01	—	—
Ratio of net investment (loss)
to average net assets	(.31)[c]	(.72)	(.86)	(.78)	(.87)	(.43)
Portfolio Turnover Rate	25.93[c]	35.00	26.81	46.13	51.17	102.85

Net Assets, end of period
($ x 1,000)	3,839	2,700	2,526	3,683	3,866	3,215
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2004		Year Ended September 30,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.23	12.58	16.52	21.75	21.21	17.52
Investment Operations:
Investment income (loss)—net[a]	.02	.02	(.02)	.04	(.02)	.09
Net realized and unrealized
gain (loss) on investments	1.82	2.63	(3.53)	(4.08)	2.39	3.65
Total from Investment Operations	1.84	2.65	(3.55)	(4.04)	2.37	3.74
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.01)
Dividends from net realized
gain on investments	—	—	(.39)	(1.19)	(1.83)	(.04)
Total Distributions	—	—	(.39)	(1.19)	(1.83)	(.05)
Net asset value, end of period	17.07	15.23	12.58	16.52	21.75	21.21

Total Return (%)	12.08[b]	21.06	(22.20)	(19.51)	11.42	21.34

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.68[b]	1.46	1.43	1.03	1.25	1.17
Ratio of interest expense, loan
committment fees and
dividends on securities sold
short to average net assets	.00[b,c]	.01	.00	.01	—	—
Ratio of net investment income
(loss) to average net assets	.11[b]	.11	(.11)	.18	(.09)	.41
Portfolio Turnover Rate	25.93[b]	35.00	26.81	46.13	51.17	102.85

Net Assets, end of period
($ x 1,000)	3	37	31	43	51	302
a Based on average shares outstanding at each month end.
b	Not annualized.
c	Amount represents less than .01%.

See notes to financial statements.

	Six Months Ended
	March 31, 2004	Year Ended September 30,

Class T Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	14.52	12.16	16.11	21.41	21.13
Investment Operations:
Investment (loss)—net[b]	(.03)	(.11)	(.21)	(.09)	(.18)
Net realized and unrealized
gain (loss) on investments	1.79	2.47	(3.35)	(4.02)	.46
Total from Investment Operations	1.76	2.36	(3.56)	(4.11)	.28
Distributions:
Dividends from net realized
gain on investments	—	—	(.39)	(1.19)	—
Net asset value, end of period	16.28	14.52	12.16	16.11	21.41

Total Return (%)[c]	12.12[d]	19.41	(22.84)	(20.21)	1.37[d]

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.98[d]	2.30	2.48	1.73	1.59[d]
Ratio of interest expense, loan committment
fees and dividends on securities
sold short to average net assets	.00[d,e]	.02	.00[e]	.01	—
Ratio of net investment (loss)
to average net assets	(.16)[d]	(.74)	(1.22)	(.50)	(.79)[d]
Portfolio Turnover Rate	25.93[d]	35.00	26.81	46.13	51.17

Net Assets, end of period ($ x 1,000)	230	188	12	17	1
a The fund commenced selling Class T shares on February 1, 2000.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering one series, including the fund.The fund’s investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase, Class B shares automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market.The fund prices securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign with-

The Fund 21

NOTES TO FINANCIAL STATEMENTS) (Unaudited) (continued)

holding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $5,355,285 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, the carryover expires in fiscal 2011.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended March 31, 2004 was approximately $4,900, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 23

NOTES TO FINANCIAL STATEMENTS) (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $29,999, Rule 12b-1 distribution plan fees $8,546, shareholder services plan fees $9,999, custodian fees $872 and transfer agency per account fees $11,175.

During the period ended March 31, 2004, the Distributor retained $2,290 and $5 from commissions earned on sales of fund’s Class A and Class T shares, respectively, and $10,375 and $339 from contingent deferred sales charges on redemptions of the fund’s Class B and C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2004, Class B, Class C and Class T shares were charged $37,459, $12,546 and $270, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2004, Class A, Class B, Class C and Class T shares were charged $41,234, $12,487, $4,182 and $270, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $34,139 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2004, the fund was charged $4,233 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended March 31, 2004, the fund derived $5,008 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended March 31, 2004:

	Purchases ($)	Sales ($)

Long transactions	11,642,200	13,453,481
Short sale transactions	326,782	—
Total	11,968,982	13,453,481

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.At March 31, 2004, there were no secutites sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 2004, there were no financial futures contracts outstanding.

At March 31, 2004, accumulated net unrealized appreciation on investments was $6,562,469, consisting of $8,427,626 gross unrealized appreciation and $1,865,157 gross unrealized depreciation.

At March 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 27

NOTEs

For More Information

Dreyfus Premier
Growth and Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0320SA0304

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Equity Funds, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	May 27, 2004

EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)